                              EXHIBIT 10.17.1


RICHARD M. PACHULSKI, ESQ., (State Bar #90073)
JAMES I. STANG, ESQ., (State Bar #94435)
BRAD R. GODSHALL, ESQ., (State Bar #105438)
DEBRA GRASSGREEN, ESQ., (State Bar #169978)
RACHELLE S. VISCONTE, ESQ., (State Bar #182158)
PACHULSKI, STANG, ZIEHL & YOUNG P.C.
10100 Santa Monica Boulevard, Suite 1100
Los Angeles, California 90067
Telephone:  (310) 277-6910

Attorneys for Reorganized Debtor


                       UNITED STATES BANKRUPTCY COURT

                       CENTRAL DISTRICT OF CALIFORNIA


In re:                                 )    Case No. SV 96-16075 AG
                                       )
SIZZLER RESTAURANTS                    )    (Jointly administered with:
INTERNATIONAL, INC., SIZZLER           )    Case Nos: SV 96 -16076 AG
INTERNATIONAL, INC., COLLINS           )              SV 96 -16077 AG
PROPERTIES, INC., TENLY                )              SV 96 -16078 AG
ENTERPRISES, INC., and BUFFALO         )              SV 96 -16079 AG
RANCH STEAKHOUSES, INC.,               )
                                       )    Chapter 11 cases
                                       )
                                       )    NOTICE OF ORDER RE
                                       )    ASSIGNMENT PORTION OF
                          Debtors.     )    MOTION FOR AUTHORITY TO
______________________________________ )    SELL, ASSUME AND ASSIGN
                                       )    UNEXPIRED NONRESIDENTIAL
/  / Affects all Debtors               )    REAL PROPERTY LEASE [3636
/  / Affects SRI                       )    SCOTTSDALE ROAD,
/  / Affects SII                       )    SCOTTSDALE, AZ
/XX/ Affects CPI                       )    (Store No. 271)]
/  / Affects Tenly                     )
/  / Affects Buffalo Ranch             )    HEARING DATE:
                                       )    DATE:  November 4, 1997
                                       )    TIME:  1:30 p.m.
                                       )
                                       )    STATUS CONFERENCE:
                                       )    DATE:  March 9, 1998
                                       )    TIME:  10:00 a.m.
                                       )    CTRM:  302
                                       )    21041 Burbank Boulevard
______________________________________ )    Woodland Hills, CA

TO ALL PARTIES IN INTEREST:

     PLEASE TAKE NOTICE that on March 10, 1998, the Court entered its ORDER RE ASSIGNMENT PORTION OF MOTION FOR AUTHORITY TO SELL, ASSUME AND ASSIGN UNEXPIRED NONRESIDENTIAL REAL PROPERTY LEASE [3636 SCOTTSDALE ROAD, SCOTTSDALE, AZ (Store No. 271)], a copy of which is attached hereto as Exhibit A.

DATED: March 20, 1998                 PACHULSKI, STANG, ZIEHL & YOUNG P.C.



                                       By: /s/ Rachelle S. Visconte
                                           ---------------------------------
                                           Rachelle S. Visconte
                                           Attorneys for Reorganized Debtors




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                                     153

                                   ATTORNEY
                                 WORKING COPY

                                 [DATE STAMP]
                                    FILED
                                 MAR -9 1998

                                 [DATE STAMP]
                                   ENTERED
                                 MAR 10 1998

RICHARD M. PACHULSKI, ESQ., (State Bar #90073)
JAMES I. STANG, ESQ., (State Bar #94435)
BRAD R. GODSHALL, ESQ., (State Bar #105438)
DEBRA GRASSGREEN, ESQ., (State Bar #169978)
RACHELLE S. VISCONTE, ESQ., (State Bar #182158)
PACHULSKI, STANG, ZIEHL & YOUNG P.C.
10100 Santa Monica Boulevard, Suite 1100
Los Angeles, California 90067
Telephone:  (310) 277-6910

Attorneys for Reorganized Debtor


                       UNITED STATES BANKRUPTCY COURT

                       CENTRAL DISTRICT OF CALIFORNIA


In re:                                 )    Case No. SV 96-16075 AG
                                       )
SIZZLER RESTAURANTS                    )    (Jointly administered with:
INTERNATIONAL, INC., SIZZLER           )    Case Nos: SV 96 -16076 AG
INTERNATIONAL, INC., COLLINS           )              SV 96 -16077 AG
PROPERTIES, INC., TENLY                )              SV 96 -16078 AG
ENTERPRISES, INC., and BUFFALO         )              SV 96 -16079 AG
RANCH STEAKHOUSES, INC.,               )
                                       )    Chapter 11 cases
                                       )
                                       )    ORDER RE ASSIGNMENT PORTION
                                       )    OF MOTION FOR AUTHORITY TO
                          Debtors.     )    SELL, ASSUME AND ASSIGN
______________________________________ )    UNEXPIRED NONRESIDENTIAL
                                       )    REAL PROPERTY LEASE [3636
/  / Affects all Debtors               )    SCOTTSDALE ROAD,
/  / Affects SRI                       )    SCOTTSDALE, AZ
/  / Affects SII                       )    (Store No. 271)]
/XX/ Affects CPI                       )
/  / Affects Tenly                     )    HEARING DATE:
/  / Affects Buffalo Ranch             )    DATE:  November 4, 1997
                                       )    TIME:  1:30 p.m.
                                       )
                                       )    STATUS CONFERENCE:
                                       )    DATE:  March 9, 1998
                                       )    TIME:  10:00 a.m.
                                       )    CTRM:  302
                                       )    21041 Burbank Boulevard
                                       )    Woodland Hills, CA
______________________________________ )

     On November 4, 1997 at 1:30 p.m., the Court considered the motion (the "Motion") of Collins Properties, Inc., the reorganized debtor (the "Debtor"), for an order of the Court approving the

                                  EXHIBIT [A]

                                       1
sale, assumption and assignment to Austins Steaks And Saloon, Inc., a Delaware corporation ("Austins," "Buyer" or "Subtenant"), of the Debtor's tenancy interest in an unexpired nonresidential real property lease ("Lease") for the real property located at 3636 Scottsdale Road, Scottsdale, AS (Store No. 271) ("Real Property"), pursuant to the "Assignment and Assumption of Leasehold Interest" entered into by the Debtor and Austins on August 29, 1997 ("Agreement").

     The Debtor appeared by and through their counsel of record, James I. Stang and Rachelle S. Visconte of Pachulski, Stang, Ziehl & Young P.C. Daniel
E. Mintz and Sharon C. Hughes appeared on behalf of the Debtor's landlord on the Real Property Lease, Lewis Properties, Inc. ("Lewis") and Lewis' administrative and management agent, Win Properties, Inc. ("Win") (Lewis and Win are collectively referred to herein as the "Landlord").

     At the November 4, 1997 hearing, the Court ruled that the Lease had been assumed under the Debtor's Amended Plan of Reorganization, as Modified (the "Plan"). A separate order, along with related findings of fact and conclusions of law was submitted regarding the assumption portion of the Motion. As a result, this order addresses only the assignment portion of the Motion.

     After the November 4, 1997 hearing, this Court scheduled a status conference on the assignment portion of the Motion, which is currently scheduled for March 9, 1998 at 10:00 a.m. During the interim, the parties have reached an agreement regarding the terms of the order approving and authorizing the assignment portion of the Motion, which terms are set forth herein.

     The Court, having considered the assignment portion of the Motion, the Landlord's opposition thereto, the declarations offered in support of and in opposition to the Motion, the Debtor's Plan, the record in this case and the argument of counsel, makes the following findings of fact and conclusions of law: (1) notice of the Motion satisfies the requirements of the Bankruptcy Code, Rules of Bankruptcy Procedure and the Local Bankruptcy Rules for the Central District of California, all as modified by this Court's order limiting notice, entered June 24, 1996; (2) Austins is a good faith purchaser as defined in Bankruptcy Code Section 363(m); (3) there is no existing default under the Lease; (4) the Landlord received due notice of the hearing on the Motion; (5) the original term of the Lease expired on December 31, 1997; (6) one five-year option has been properly and validly exercised to extend the Lease term to December 31, 2002; (7) there are two (2) additional renewal options of five (5) years each under the Lease; and (8) the Debtor and Austins have provided the Landlord of the Real Property Lease with adequate assurance of future performance as defined in Bankruptcy Code Sections 365(b)(1)(C), (b)(3) and 365(f)(2), and good cause appearing therefore,

     IT IS HEREBY ORDERED that the Motion, as it relates to the assignment of the Lease to Austins, is granted;

     IT IS FURTHER ORDERED that the Debtor is authorized to assign, and the Court approves the assignment to Austins of the Debtor's tenancy interest in an unexpired nonresidential real property lease for the real property located at 3636 Scottsdale Road, Scottsdale, AZ (Store No. 271), pursuant to the "Assignment and Assumption of Leasehold Interest" entered into by the Debtor and Austins on

August 29, 1997 ("Agreement"), with the modifications to the Agreement stated herein;

     IT IS FURTHER ORDERED that paragraph 6 of the Agreement, which provides that the $10,000.00 security deposit held by the Debtor under the Sublease shall be returned to Austins within ten (10) days of the "Effective Date" of the Agreement, is modified. On the Effective Date of the Agreement, the Debtor shall turn the $10,000.00 security deposit given to the Debtor by Austins over to Lewis, for Lewis to hold as a security deposit from Austins;

     IT IS FURTHER ORDERED that the security deposit shall be held by the Landlord to secure the full and faithful performance by the Tenant, Austins, of all of the terms and conditions of this Lease and such sum shall be returned to Austins at the satisfactory termination of this Lease after deducting therefrom the cost of curing any default and repairing any and all damage to the premises caused by Austins, its representatives, invitees or licensees during the term, excluding ordinary wear and tear. In the event of a breach or default by Austins with respect to any of the terms or conditions of this Lease, Landlord may apply such security deposit or any part thereof to any costs, damages, losses or injuries resulting from such breach or default without in any manner waiving or limiting Landlord's right to further hold Austins liable for the costs, damages or losses or injuries otherwise due and incurred. In the event Landlord so applies all or any portion of such security deposit, Austins shall within ten (10) days after notice thereof immediately pay Landlord an amount equal to the difference between (a) the amount of security deposit then held by Landlord after such application and
(b) the sum of $10,000.00. The security
deposit shall under no circumstances be applied by Austins to the payment of rent hereunder, or mortgaged, assigned or otherwise encumbered or made the subject of a security interest by Austins in any manner, and any attempt to do so shall be null and void. Landlord shall not be liable to Austins for the payment of interest on the security deposit maintained hereunder.

     IT IS FURTHER ORDERED that the claim Austins filed against the Debtor's estate, in the amount of $10,000.00, on account of the security interest held by the Debtor from Austins pursuant to the sublease between the debtor and Austins for the Real Property, which claim was assigned claim number 1568 by the Clerk of the Court, is hereby withdrawn, with prejudice, and disallowed in its entirety;

     IT IS FURTHER ORDERED that the claim the Landlord filed against the Debtor's estate, in the amount of $44,153.87, which claim was assigned claim number 2703 by the Clerk of the Court, is hereby withdrawn, with prejudice, and disallowed in its entirety;

     IT IS FURTHER ORDERED that paragraph 9 of the Agreement is amended to the extent that every reference in that paragraph to "Assignor," which is defined on page 1 of the Agreement as Collins Properties, Inc., shall be substituted with the word "Landlord," which is defined in recital "A" on page 1 of the Agreement as Lewis Properties, Inc.;

     IT IS FURTHER ORDERED that the Debtor is released from liability under the Lease pursuant to Bankruptcy Code Section 365(k); and
/ / /
/ / /
/ / /

     IT IS FURTHER ORDERED that eleven (11) days after the entry of this order by the Bankruptcy Court, in the event that there is no appeal pending filed by the Landlord, of this order or any other order of the Bankruptcy Court in this case affecting the assumption or assignment of the Lease, the Debtor shall pay to Lewis, as "cure" under the Plan and Bankruptcy Code
Section 365, the monetary arrearages owed to Lewis under the Lease, which the Debtor and Lewis agree total $187.00 on account of prepetition rent and $16,335.85 on account of real property taxes for the second half of the 1995-1996 tax period and the first half of the 1996-1997 tax period, with interest and penalties thereon.



Dated:  MAR  9 1998
       -----------------

                                       /s/ Arthur M. Greenwald
                                       ---------------------------------------
                                       The Honorable Arthur M. Greenwald
                                       United States Bankruptcy Judge

Submitted by:

PACHULSKI, STANG, ZIEHL & YOUNG P.C.


By: /s/ James I. Stang
    ---------------------------------
    James I. Stang
    Rachelle S. Visconte
    Attorneys for Reorganized Debtor


APPROVED AS TO FORM AND CONTENT:

LAW OFFICES OF DANIEL E. MINTZ


By: /s/ Daniel E. Mintz
    ---------------------------------
    Daniel E. Mintz
    Attorney for Lewis Properties, Inc.
    and Win Properties, Inc.


BAYLOR, EVNEN, CURTISS, GRIMIT & WITT


By: /s/ David D. Zwart
    ---------------------------------
    David D. Zwart
    Attorneys for Austins Steaks
    And Saloon, Inc.

                          NOTE TO USERS OF THIS FORM:
PHYSICALLY ATTACH THIS FORM AS THE LAST PAGE OF THE PROPOSED ORDER OR JUDGMENT.
                DO NOT FILE THIS FORM AS A SEPARATE DOCUMENT.


--------------------------------------------------------------------------------
In Re                 (SHORT TITLE)                 CHAPTER 11 CASE NUMBER:

SIZZLER RESTAURANTS INTERNATIONAL,           SV 96-10675-AG
INC., ET AL.,

                           Debtor.
--------------------------------------------------------------------------------

                     NOTICE OF ENTRY OF JUDGMENT OR ORDER
                         AND CERTIFICATE OF MAILING


TO ALL PARTIES IN INTEREST ON THE ATTACHED SERVICE LIST:

1. You are hereby notified, pursuant to Local Bankruptcy Rule 116(1)(1)(iv), that a judgment or order entitled (SPECIFY):

ORDER RE ASSIGNMENT PORTION OF MOTION FOR AUTHORITY TO SELL, ASSUME AND ASSIGN UNEXPIRED NONRESIDENTIAL REAL PROPERTY LEASE
[3636 SCOTTSDALE ROAD, SCOTTSDALE, AZ (Store No. 271)]


   was entered on (SPECIFY DATE):   MAR 10 1998

2. I hereby certify that I mailed a copy of this notice and a true copy of the order to judgment to the persons on the attached service list on (SPECIFY
   DATE):   MAR 10 1998


Dated:                                 JON D. CERETTO
                                       Clerk of the Bankruptcy Court


                                       By: /s/ Nancy Monroy
                                           ----------------------------------
                                           Deputy Clerk






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States Bankruptcy Court for the Central District of California.            110



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